Exhibit 10(c)

                              SYMIX SYSTEMS, INC.
                            STOCK OPTION AGREEMENT


               This Agreement, made and entered into as of January 17, 1996, by and between Symix Systems, Inc., an Ohio corporation (sometimes hereinafter called the "Company") and Stephen A. Sasser (sometimes hereinafter called the "Optionee"),

                             W I T N E S S E T H:


               WHEREAS, the Board of Directors of the Company has adopted the Symix Systems, Inc. Non-Qualified Stock Option Plan for Key Executives (sometimes hereinafter called the "Plan") and, pursuant to the Plan, has appointed a Committee (sometimes hereinafter called the "Committee") to administer the Plan; and
               WHEREAS, the Committee has determined that an option to acquire Common Shares under the Plan should be granted to the Optionee upon the terms and conditions set forth in this Agreement;
               NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto make the following agreement, intending to be legally bound hereby;

     (1) Grant of Option. The Company hereby grants to the Optionee an option (sometimes hereinafter called the "Option") to purchase two hundred thousand (200,000) Common Shares of the Company.

     (2) Option Price. The purchase price (sometimes hereinafter called the "Option Price") to be paid by the Optionee to the Company upon the exercise of the Option shall be Seven and 62.5/100 Dollars ($7.625) per share.

     (3) Option Term.

     (a) The Optionee may exercise the Option, from time to time and at any time, in accordance with the following vesting schedule and during the period commencing on the date first above written and expiring at midnight on the tenth (10th) anniversary of the date first above written (said period of time sometimes hereinafter called the "Option Period"): Vesting Schedule

                        25% vested         50% vested         75% vested         100% vested
                       as of 7/5/96       as of 7/5/97       as of 7/5/98       as of 7/5/99
                       ------------       ------------       ------------       ------------

   Total Number          Number of          Number of          Number of          Number of
     of Shares            Shares             Shares             Shares             Shares
   ------------          ---------          ---------          ---------          ---------

      200,000             50,000             100,000            150,000            200,000


     Notwithstanding the foregoing, and subject to Paragraphs 3(b) and 3(c) hereof, the Option shall not vest with respect to any additional Common Shares of the Company on or after the date on which the Optionee shall no longer be an employee of the Company.

     (b) Change in Control.

     (i) Anything contained in this Agreement or elsewhere to the contrary notwithstanding, in the event of a Change in Control (as defined below) of the Company, the Option granted hereunder immediately shall become vested in full and fully exercisable if Optionee's employment with the Company is terminated by Employee within one year after the Change in Control whether or not then exercisable.

     (ii) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred :

     (1) If any person other than Lawrence J. Fox, including a "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") (but excluding Optionee or any group of which Optionee is a member), becomes the beneficial owner, directly or indirectly, of 33% or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;

     (2) If individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;

          (iii)Upon the occurrence of a transaction which requires shareholder approval and results in the acquisition of the Company by an entity other than a subsidiary of the Company through purchase of assets, by merger, or otherwise; or

          (iv) Upon the removal of Optionee from, or the failure of the Company's shareholders to re-elect Optionee to, the Board against his will (which is evidenced by written notice from Optionee to the Board within thirty (30) days after such removal or failure to re-elect) other than as a result of Optionee's death, disability, or termination for "Cause" (as defined herein). For purposes of this Agreement, "Cause" has the same meaning as ascribed to it in the Employment Agreement effective July 5, 1995 between the Company and Optionee (the "Employment Agreement").

     (c) Automatic Vesting of Option Upon Death or Disability, Termination of Optionee's Employment By The Company Except For Cause.

          (i) Anything contained in this Agreement or elsewhere to the contrary notwithstanding, in the event Optionee dies or becomes Disabled (based on the definition of "Disability referred to in paragraph 3(c)(ii) below) or Optionee's employment with the Company is terminated by the Company other than for Cause, the Option granted hereunder immediately shall become vested in full and fully exercisable as of the date of Optionee's death or Disability or such termination, whether or not then exercisable.

          (ii) For purposes of this Agreement, "Disability" shall have the same meaning ascribed to it in the Employment Agreement.

     (4) Exercise of Option: Payment. The Option may be exercised prior to its expiration only by:

     (a) The Optionee; or

     (b) If a fiduciary is appointed by a court to administer the estate of the Optionee during his lifetime by reason of the physical or mental disability of the Optionee, by such court-appointed fiduciary; or

     (c) In case of the death of the Optionee prior to the expiration of the Option, by the court-appointed fiduciary administering the estate of the Optionee.

     Any person entitled to exercise the Option may exercise the Option by giving notice of such exercise to the Company stating the number of Common Shares subject to the Option in respect of which it is being exercised, accompanied by a check or cash in full payment of the total Option Price for such Common Shares. Notwithstanding the foregoing, the Option shall not be exercisable during the first six (6) months after the date that the Option is granted except in the case of death or disability of the Optionee.

     (5) Adjustment. In the event of any stock dividend, stock split up, combination or other change (by amendment of the certificate of incorporation, merger or otherwise) in respect of the Common Shares of the Company prior to the expiration of the Option, the number of Common Shares thereafter subject to the Option and/or the Option Price therefor shall be adjusted to be such number and/or price to reflect appropriately each such change.

     (6) Delivery of Share Certificates. In case the Option is exercised by the Optionee from time to time or at any time, the Company shall, within five
(5) business days after receipt of such notice (or, if counsel to the Company shall require any securities and/or blue sky laws compliance prior to such issuance, as promptly thereafter as is reasonably practicable), take all such action as is necessary to request the transfer agent to have delivered appropriate share certificates evidencing the Common Shares purchased upon such exercise of the Option.

     (7) Termination of Option. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Option (and all of the rights of the Optionee under this Agreement) shall expire and terminate:

     (a) Immediately upon the termination for Cause of the Optionee by the Company;

     (b) On the ninetieth (90th) calendar day next following the first date when the Optionee shall no longer be an employee of the Company for reasons other than a for Cause termination (but in no event after the expiration of the Option Period); or

     (c) On the ninetieth (90th) calendar day next following the date of death of the Optionee (but in no event after the expiration of the Option Period).

     (d) For purposes of this Agreement, "Cause" shall have the same meaning as assigned to it under the Employment Agreement.

     (8) Restrictions on Transfer of Shares. Anything contained in this Agreement or elsewhere to the contrary notwithstanding:

     (a) The Option shall not be exercisable for the purchase of any Common Shares subject thereto except for:

     (i) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act of 1933, as amended (the "Act") or which, upon the completion of such exercise, would be issued in a transaction exempt from registration under the Act; and

     (ii) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction, are registered by description, by coordination, or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

     (iii)Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

     (b) If any Common Shares subject to the Option are sold and transferred upon the exercise thereof to a person who (at the time of such exercise and transfer or at any time thereafter) controls, is controlled by or is under common control with the Company, or are sold and transferred in reliance upon an exemption claimed in respect of the Act, then upon such sale and transfer:

     (i) Such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the Act or the applicable laws of any state; and

     (ii) The Company shall cause each share certificate evidencing such Common Shares to bear a legend reflecting applicable restrictions on the transfer thereof.

     (c) Nothing contained in this Agreement or elsewhere shall be construed to require the Company to take any action whatsoever to eliminate the restrictions imposed by this paragraph (8) of this Agreement upon the exercise of the Option or upon the transfer of Common Shares purchased upon the exercise of the Option.

     (9) Notices and Payments. All payments required or permitted to be made under the provisions of this Agreement, and all notices and other communications required or permitted to be given or delivered under this Agreement to the Company or to the Optionee, which notices or communications must be in writing, shall be deemed to have been given if delivered by hand, or mailed by first-class mail (postage prepaid), addressed as follows:

                             (a)    If to the Company, to:
                                    Symix Systems, Inc.
                                    ATTN: Chief Financial Officer
                                    2800 Corporate Exchange Drive
                                    Columbus, OH 43231

                             (b)    If to the Optionee, to the address
                                    of the Optionee set forth at the
                                    conclusion of this Agreement.

The Company or the Optionee may, by notice given to the other in accordance with this Agreement, designate a different address for making payments required or permitted to be made, and for the giving of notices or other communications, to the party designating such new address. Any payment, notice or other communication required or permitted to be given in accordance with this Agreement shall be deemed to have been given when placed in the U.S. Mail, addressed and mailed as provided in this Agreement.

     (10) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     (11) Rights and Remedies Cumulative. All rights and remedies of the Company and of the Optionee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed at law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

     (12) Duplicate Originals. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

     (13) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

     (14) Severability. If any provision of this Agreement or the application of any provision thereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

     (15) Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

     (16) Entire Agreement. This Agreement constitutes the entire Agreement between the Company and the Optionee in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous Agreements between any party hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the Company, and no servant or agent of the Optionee, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

     (17) Non-Transferable: Successors and Assigns. The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution and the Option may not be exercised during the lifetime of the Optionee except by him or by his court-appointed fiduciary. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

Company:                                       Optionee:

SYMIX SYSTEMS, INC.                            STEPHEN A. SASSER.


By: ______________________________             _________________________________
     Lawrence J. Fox                           Stephen A. Sasser
Its: Chief Executive Officer                   2407 Tremont Road
                                               Arlington, Ohio  43221
                                               (614) 523-7190
                                               Social Security Number: